UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 24, 2009

GRAYMARK HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-34171	20-0180812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Park Avenue, Suite 1350 Oklahoma City, Oklahoma 73102	73102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 601-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is filed as an amendment to the Current Reports on Form 8-K filed by Graymark Healthcare, Inc. (the “Registrant” or the “Company”) on August 24, 2009 and September 15, 2009. The amendment is being filed to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b).
Item 9.01 of the aforementioned Current Report on Form 8-K is hereby amended to read as follows:
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements of Avastra Eastern Sleep Centers, Inc. are filed as Exhibit 99.2.
The audited financial statements of somniTech, Inc. are filed as Exhibit 99.3.
The audited financial statements of somniCare, Inc. are filed as Exhibit 99.4.
(b) Pro forma Financial Information.
The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.5.
(d) Exhibits.
10.1*	Second Amendment to Stock Sale Agreement dated September 14, 2009 among SDC Holdings, LLC, AvastraUSA, Inc. and Avastra Sleep Centers Limited.

10.2*	Lock-up and Stock Pledge Agreement dated September 14, 2009 among Graymark Healthcare, Inc., SDC Holdings, LLC, AvastraUSA, Inc. and Avastra Sleep Centers Limited

10.3*	Settlement Agreement and Release dated September 14, 2009 among Daniel I. Rifkin, M.D., Graymark Healthcare, Inc., SDC Holdings, LLC, Avastra Sleep Centers Limited and AvastraUSA, Inc.

99.1*	Press Release issued September 15, 2009.

99.2	Audited financial statements of Avastra Eastern Sleep Centers, Inc. as of and for the periods ended June 30, 2009 and 2008.

99.3	Audited financial statements of somniTech, Inc. as of and for the years ended June 30, 2009 and 2008.

99.4	Audited financial statements of somniCare, Inc. as of and for the years ended June 30, 2009 and 2008.

99.5	Unaudited pro forma condensed combined financial information of Registrant.

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC. (Registrant)
By:	/S/ STANTON NELSON
Stanton Nelson, Chief Executive Officer
Date: December 17, 2009